                                                                EXHIBIT 10.38

                          COMMENCEMENT DATE MEMORANDUM

THIS AGREEMENT made as of the 31st day of January, 1997 between PRUBETA-3, a general partnership organized under the laws of New Jersey, with an office c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, The Prudential Business Campus, 8 Campus Drive, Parsippany, New Jersey ("Landlord") and INNOVEX, INC. with an office at 9 Campus Drive, Parsippany, New Jersey ("Tenant").

                                  WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a Lease dated August 14, 1996 ("Lease") setting forth the terms of occupancy by Tenant for 7,265 sf of space on the second floor of 9 Campus Drive located at The Prudential Business Campus in Parsippany-Troy Hills, New Jersey; and

         WHEREAS, the Lease is for the initial term of five years with the Target Commencement Date of the term being defined in Basic Lease Provisions; and

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, it is agreed:

1. The Commencement Date of the initial term of the Lease is December 1, 1996 and the Expiration Date thereof is November 30, 2001.

2. This Agreement is executed by the parties for purposes of providing a record of the commencement date and termination date of the initial term of the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

                                    Landlord:

ATTEST:                             PRUBETA-3
                                    BY: THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA, General Partner

/s/                                 By:/s/
------------------------               ----------------------------------------
   ASSISTANT SECRETARY                 VICE PRESIDENT

                                    BY: EQUITY PARSIPPANY VENTURE, a
                                    Colorado general partnership,
                                    General Partner

                                    By: US WEST Real Estate, Inc.,
                                    a Colorado corporation, as Managing Partner

                                    By: BetaWest, Inc., a Colorado corporation,
                                    formerly known as BW Acquisitions, Inc., as
                                    authorized agent

Approved as to legal form:

By:                                 By:/s/
  ----------------------               ----------------------------------------
Date:                               Title:

                                    Tenant:

ATTEST: (or Witness:)               INNOVEX, INC.

/s/ Mary C. Foss                     By:/s/ Janet H. Parkey
------------------------               ----------------------------------------
                                          JANET H. PARKEY
                                          VICE PRESIDENT
                                          FINANCE AND SUPPORT SERVICES

                                 LEASE AGREEMENT

                             for Premises located at

                         THE PRUDENTIAL BUSINESS CAMPUS


                                     between

                                   PRUBETA-3,

                                    Landlord


                                       and


                                  INNOVEX INC.

                                     Tenant




                           Date: as of August 14, 1996

THIS LEASE (the "LEASE") is made this 14th day of August 1996, between PRUBETA-3, a general partnership organized under the laws of New Jersey, with an office c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102 hereinafter called "LANDLORD," and INNOVEX INC., a Corporation of the State of Delaware, having its principal office at 9 Campus Drive, Parsippany, New Jersey 07054 hereinafter called "TENANT."

         LEASE OF PREMISES: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (the "PREMISES") as set forth in Item 1 of the Basic Lease Provisions and as shown in the drawing(s) attached hereto as Exhibit "A-l"; said Premises being located on the floor(s) indicated in that certain office building (the "BUILDING") situated on certain land, which said land together with the parking facilities located thereon (the "PARKING AREAS") and the Building are collectively hereinafter referred to as the "PROJECT," being known as Linden Plaza and being located at 9 Campus Drive in the Township of Parsippany-Troy Hills, County of Morris, State of New Jersey and being a part of The Prudential Business Campus (the "COMPLEX" OR "CAMPUS").

BASIC LEASE PROVISIONS:

l.       Location of Premises:       A portion of the second Floor:

2.       Rentable Area of Premises:  7,265 rentable, not useable, square feet

3.       Percentage Share:           4.64%

4.                                   Term: Five years with one option, upon twelve
                                     (12) months notice, to renew for one five year period at Fair Market Value

5.       Initial Estimated Annual
         Electricity Charge:         $1.25 per square foot per year

6.       Basic Annual Rent:          $159,830 ($22.00 per square foot) plus tenant
                                     electric

7.       Basic Monthly Rental        $13,319.16 plus tenant electric
         Installments:

8.       Commencement Date:          December 1, 1996

9.       Security Deposit:           $13,319.16

10.      Parking Spaces:             Twenty-eight(28)spaces of unreserved parking
                                     for use in common with other tenants and one
                                     reserved space in the Building's garage

11.      Broker(s):                  Peter Elliot LLC, Incorporated and Cushman
                                     Wakefield of New Jersey, Inc.

12.      Permitted Use:              General Office Use

13.      Base Year                   1996

14.      Addresses for Notices:

LANDLORD:                                 TENANT:

THE PRUDENTIAL INSURANCE                  INNOVEX INC.
COMPANY OF AMERICA                        9 Campus Drive
Newark Realty Group                       Parsippany, NJ 07054
Three Gateway Center, 13th Floor
100 Mulberry Street
Newark, New Jersey 07102

Attn:                                     Attn: David Stack, President
                                          General Manager

with copy to:                             with a copy to:
THE PRUDENTIAL INSURANCE                  Innovex Inc.
COMPANY OF AMERICA                        11250 Corporate Avenue
Newark Realty Group                       Lenexa, KS 66219
Three Gateway Center, 13th Floor
100 Mulberry Street                       Attn: Stephen Garlow, General Counsel
Newark, New Jersey 07102

Attn: Regional Counsel

with a copy to:
EQUITY PARSIPPANY VENTURE
c/o BetaWest Properties, Ltd.
1999 Broadway, Suite 2000
Denver, Colorado 80202
Attn: Legal Department

15.      All payments under this Lease shall be payable and delivered to:

                      Premisys Real Estate Services, Inc.
                      Two Hilton
                      Parsippany-Troy Hills, New Jersey 07054

or such other payee or address as Landlord may designate from time to time.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing and Paragraphs 1 through 45 which follow, together with Exhibits A through F inclusive, incorporated herein by this reference as of the date first above written.

                         LANDLORD:

                         PRUBETA-3

Attest:                  BY:    THE PRUDENTIAL INSURANCE OF AMERICA,
                                a New Jersey Corporation, as General Partner

/s/                             By:  /s/ David B. Berkowitz
------------------------             --------------------------------------
Assistant Secretary                  Name:   David B. Berkowitz
                                           ---------------------------------
                                     Title:  Vice President
                                           ---------------------------------

                         BY:    EQUITY PARSIPPANY VENTURE,
                                a Colorado general partnership, as
                                General Partner

                                By: US WEST Real Estate, Inc., a Colorado
                                    corporation, as Managing Partner

                                   By: BetaWest, Inc., a Colorado corporation
                                       formerly known as BW Acquisition, Inc.
                                       as authorized agent

Approved as to legal form
by Counsel to Landlord:             By: /s/
                                        --------------------------------------
/s/Edward Lippincott                      Name:
-------------------------                      -------------------------------
                                          Title:
                                                ------------------------------
By:  Edward N. Lippincott
   ----------------------
Date: August 21, 1996
     --------------------

ATTEST:(or Witness:)         TENANT:

                             INNOVEX INC
/s/
--------------------         By:/s/ David M Stack
                                  -----------------------
                                  Name: David M Stack
                                       ------------------
                                  Title: President
                                        -----------------

Tenant's Federal Tax identification Number is:

STATE OF NEW JERSEY:
                   :ss
COUNTY OF ESSEX    :

         BE IT REMEMBERED, that on this 20th day of August 1996, before me, the subscriber, a notary public of New Jersey, personally appeared David Berkowitz Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, who I am satisfied, is the person who has signed the within instrument; and he did acknowledge that he signed, sealed and delivered the same as such officer aforesaid; and that the within instrument is the voluntary act and deed of said corporation made by virtue of authority from its Board of Directors.

                                /s/ Helen H. Graham
                                -------------------------------
                                       Helen H. Graham
                                  Notary Public of New Jersey
                                My Commission Expires 6/17/2000
STATE OF COLORADO  )
                   ss.
COUNTY OF DENVER   )

BE IT REMEMBERED, that on this 29th day of August, 1996, before me, the subscriber, a notary public of Colorado, personally appeared Robert E. Cardwell, who, I am satisfied, is the authorized agent of BetaWest, Inc., and who has signed the within instrument, and he thereupon acknowledged that he signed, sealed and delivered the said instrument as the voluntary act and deed of said corporation as authorized agent of US WEST Real Estate, Inc., the managing partner of Equity Parsippany Venture, and that the within instrument is the voluntary act and deed of said partnership made in accordance with and fully authorized by its partners and the partnership agreement.

                                /s/ Marta A. Caudle
                                -------------------------------    [SEAL]
                                        Marta A. Caudle
                                   Notary Public of Colorado
                                     My Commission Expires
                                             3/23/97

STATE OF NEW JERSEY  :
                     ss. 025428300
COUNTY OF MORRIS     :

         BE IT REMEMBERED, that on this 14th day of August, 1996, before me, the subscriber a notary public of New Jersey, personally appeared David M. Stack President of INNOVEX INC, who I am satisfied, is the person who has signed the within instrument; and he did acknowledge that he signed, sealed and delivered the same as such officer aforesaid; and that the within instrument is the voluntary act and deed of said corporation made by virtue of authority from its Board of Directors.

                                /s/ Melinda Ann Masek
                                ----------------------------------
                                        MELINDA ANN MASEK
                                    NOTARY PUBLIC OF NEW JERSEY
                                MY COMMISSION EXPIRES MAR. 9, 1997

PARAGRAPH 1 TERM: The term of this Lease shall be as shown in Item 4 of the Basic Lease Provisions. The Lease shall commence on the Commencement Date as shown in Item 8 of the Basic Lease Provisions, or upon such earlier date as Tenant takes possession or commences use of the Premises for any purpose, excluding construction. Such date of commencement, hereinafter the "COMMENCEMENT DATE," and the date of expiration, hereinafter the "EXPIRATION DATE," shall be confirmed by Landlord by means of a "COMMENCEMENT DATE MEMORANDUM" in form substantially similar to Exhibit "C."

PARAGRAPH 2 BASIC ANNUAL RENT: (A) Tenant agrees to pay as Basic Annual Rent for the Premises the sum or sums shown in Item 6 of the Basic Lease Provisions. The Basic Annual Rent shall be payable in U.S. currency in equal monthly installments, hereinafter sometimes referred to as "BASIC MONTHLY RENTAL INSTALLMENTS," in advance and without notice, deduction, offset, or abatement except as otherwise provided herein. Basic Monthly Rental Installments shall be in the sum or sums shown in Item 7 of the Basic Lease Provisions. Basic Annual Rent shall commence on the Commencement Date and continue on the first day of each calendar month thereafter except the first Basic Monthly Rental Installment shall be paid at execution hereof. The Basic Monthly Rental Installment for any partial month during the term hereof shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month, and such Basic Monthly Rental Installment shall be paid at the commencement of such partial month.

(B) In addition to the Basic Annual Rent stipulated herein, Tenant covenants and agrees to pay in U.S. currency, without deduction, offset, or abatement except as otherwise provided herein to Landlord as additional rent, hereinafter "ADDITIONAL RENT," all other sums and charges which are to be paid by Tenant pursuant to the terms of this Lease. Except as otherwise provided in this Lease, Additional Rent shall be due and payable on the first day of the month following the date on which Tenant is given notice that Additional Rent is due.

(C) The Basic Annual Rent plus Additional Rent are sometimes collectively referred to as "RENT."

PARAGRAPH 3 ADDITIONAL RENT FOR TAXES AND OPERATING EXPENSES, ETC.: (A) Commencing with the first anniversary of the Commencement Date, Tenant agrees to pay as items of Additional Rent for the Premises, Tenant's "Percentage Share" (being the percentage indicated in Item 3 of Basic Lease Provisions) of all increases in "Project Operating Expenses" and "Project Property Taxes" over the Base Year shown in Item 13 of the Basic Lease Provisions incurred by Landlord in the operation of the Project. For purposes of this paragraph, during each year actual occupancy of the Building is less than one hundred (100%) percent, Landlord will adjust the costs of all Project Operating Expenses to assume one hundred (100%) percent occupancy of the Building and Landlord will adjust Project Property Taxes to reflect assumed standard tenant improvements for one hundred (100%) percent occupancy.

(B) The items of Additional Rent contemplated under subparagraph 3(A) shall be determined in accordance with the following procedures:

         (i) Each December during the term hereof or as soon thereafter as practical, Landlord shall give Tenant written notice of Landlord's reasonable estimate of any amounts payable under subparagraph 3(A) above for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay Landlord without further notice one-twelfth (l/12) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times it appears to Landlord that the increased amounts payable under subparagraph 3(A) for the current calendar year will exceed its estimate, Landlord may, by notice to Tenant, revise its estimate for such year. Subsequent payments by Tenant for such year shall be based upon such revised estimate.

         (ii) Within 90 (ninety) days after the close of each calendar year or as soon thereafter as is practical, Landlord shall deliver to Tenant a statement of the annual adjustment of those Additional Rent items made pursuant to subparagraph 3(A) for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund or credit such excess to Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 (thirty) days after delivery of the statement.

         (iii) The Additional Rent or any credit or refund due Tenant due under the terms and conditions of this Paragraph 3 shall survive termination of this Lease, shall be payable by Tenant without any setoff or deduction except as otherwise expressly provided in this Lease, and shall be computed by Landlord on a prorated basis for any period less than a full calendar year.

(C)      Definitions:

         (i) The term "Project Operating Expenses" as used herein shall include all costs of operation, management, and maintenance of the Project calculated on an accrual basis for each calendar year as determined by generally accepted accounting principles consistently applied. Project Operating Expenses shall, by way of illustration but not limitation, include water and sewer charges, insurance premiums, license, permit, and inspection fees, fees assessed by any campus or owner's association affecting the Project, fuel, heat, light, power (except for that electricity charged directly to the Premises and other rental space on the Project), steam, janitorial and security services, labor, salaries to persons engaged full time in the operation or maintenance of the Project but not above the level of general manager, air conditioning, landscaping, maintenance and repair of the Building and driveways, parking structures and surface parking areas, ice and snow removal, supplies, materials, equipment, tools; repair or replacement of equipment, machinery, and other items of Landlord's property; the property management fees and costs including but not limited to office rent for the on-site property management office; and the cost incurred in contesting the validity or an assessment of Project Property Taxes. Project Operating Expenses shall also include but not be limited to the cost of any capital improvements made to the Project by Landlord that reduce operating expenses (but only to the extent of the annual savings) or that are required under any governmental law or regulation not previously applicable to the Project or not in effect at the time it was constructed. Such capital cost shall be amortized over such reasonable periods as Landlord shall determine with a return on capital at the then current prime interest rate of the largest national bank in New York City or at such higher rate as may have been paid by Landlord on the funds borrowed for the purpose of providing such capital improvements. Project Operating Expenses shall not include (a) depreciation; (b) interest and amortization on debt; (c) all other capital expenses; (d) costs of correcting latent defects; (e) costs which are reimbursed by insurance proceeds or eminent domain awards, (f) costs of any tenant improvements or special service to another tenant not furnished to tenants generally and any construction allowance to Tenant or other tenants (g) costs of collecting rent from other tenants and of enforcing lease rights against other tenants, (h) leasing commissions, costs, disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants; (i) Landlord's cost of electricity or other service sold to tenants for which Landlord is to be reimbursed as a charge over the Rent payable under the lease with that tenant; (j) costs incurred because the Landlord violated the terms of any lease; (k) overhead and profit paid to subsidiaries or affiliates of Landlord for management or other services, supplies or materials exceed the competitive costs of the services, supplies, or materials were they not provided by a subsidiary or affiliate; (l) compensation paid to persons in commercial concessions operated by Landlord; (m) advertising and promotional expenditures directly related to leasing space; (n) repairs or other work needed because of fire, windstorm, or other casualty or cause insured against by Landlord; (o) any costs, fines, or penalties incurred because landlord violated or failed to timely comply with any governmental law or ordinance, (p) costs incurred to cleanup, hazardous wastes or asbestos containing materials from the Project unless the wastes or asbestos containing materials were in or on the Project because of Tenant's acts

         (ii) The term "Project Property Taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Project and any improvements, fixtures and equipment and other property of Landlord, real or personal, located in the Building or on the Project and used in connection with the operation of the Project for each calendar year and shall include any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered in Paragraph 11, and shall also include any rental, excise, sales, transaction, privilege, or other tax or levy, however denominated, imposed upon or measured by the rental reserved hereunder or on Landlord's business of leasing the Premises and Project, excepting only net income taxes. Project Property Taxes shall be based upon the fully assessed value of the fully completed Building including standard tenant improvements, driveways, and other common areas of the Building and Project. In the event tax assessment is not detailed, sufficiently or, in the event either party shall dispute the tax assessor's determination of full assessment value, then Landlord and Tenant shall look to the following two alternatives in the order given to determine assessed value: (i) notes and records of tax assessor and (ii) any reasonable method upon which the parties may agree. Notwithstanding the provisions above, Project Property Taxes exclude: (1) franchise gift, transfer, excise, capital stock, estate, succession, or inheritance taxes, and (2) penalties or interest for late payment of Project Property Taxes, and

(D) Tenant shall have ninety (90) days after receiving the statement referred to in subparagraph 3(B)(ii) to audit Landlord's books and records at Landlord's offices. Unless Tenant takes written exception to any item in the statement referred to in subparagraph 3(B)(ii) within ninety (90) days after the furnishing of the statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant. If Tenant shall dispute in writing any specific item or items in the statement of Project Operating Expenses and Project Property Taxes, and such dispute is not resolved between Landlord and Tenant within sixty (60) days after the date the statement was rendered, either party may, during the thirty (30) days next following the expiration of the sixty (60) days, refer such disputed item or items to an independent certified public accountant selected by Landlord, for a determination which shall be final, conclusive and binding upon Landlord and Tenant. Tenant agrees to pay all costs involved in such determination unless it is determined that Landlord's original calculation of both Project Property Taxes and Project

Operating Expenses was in error, in Landlord's favor, by more than five (5%) percent. Pending the determination of any dispute with respect to the statement submitted by Landlord, Tenant shall pay when due the sums shown as due on such statement. If it shall be determined that any portion of such sums were not properly chargeable to Tenant, then Landlord shall credit or refund the appropriate sum to Tenant.

(E) As one of the items of Additional Rent, payable monthly, Tenant shall also pay to Landlord the full cost of Tenant's consumption of electricity (including heating and air-conditioning installed for a particular use by Tenant), as reasonably determined from time to time by Landlord through proration, engineering survey by Landlord's electric rate consultant, or other reasonable method. In the event Landlord meters or submeters Tenant's electricity usage, Tenant shall pay Tenant's share of any surcharge, "peak-hour" premium or other similar additional charge. The initial estimated monthly electricity charge for the Premises shall be as shown in Item 5 of the Basic Lease Provisions. Commencing on Commencement Date Tenant shall also pay Landlord any increase in the cost of electricity to the Premises based upon increases in the billing rate after the date hereof.

(F) Notwithstanding anything to the contrary in this Lease, in no event shall the Basic Annual Rent be reduced in any way because of anything in this Paragraph 3.

PARAGRAPH 4 SECURITY DEPOSIT: Tenant has paid or agrees to pay to Landlord such sum(s) as are set forth in Item 9 of the Basic Lease Provisions as security for the performance of the terms hereof by Tenant. Unless required by law, Landlord shall not be required to keep said Security Deposit separate from its general funds and Tenant shall not be entitled to receive interest thereon. In no instance shall the amount of such Security Deposit be considered a measure of liquidated damages. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent or the surrender of the Premises in accordance with the terms hereof upon the termination of the Lease, Landlord may, but shall not be required to use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default including, without limitation, costs and attorneys' fees incurred by Landlord. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the permitted assignee of Tenant's interest hereunder) within thirty (30) days following the expiration of the Lease term and after Tenant has vacated and delivered possession of the Premises to Landlord in accordance with the provisions of this Lease. In the event of bankruptcy or other debtor-creditor proceeding against Tenant, such Security Deposit shall be deemed to have been applied first to the payment of Rent and other charges due Landlord for all periods prior to filing of such proceedings.

PARAGRAPH 5 REPAIRS: (A) Subject to subparagraph 5(B), Landlord shall cause all necessary repairs to be made to the exterior walls, exterior doors, windows, corridors and other common areas of the Building and the Project and Landlord shall cause the Building and the Project to be kept in a safe, clean and neat condition, and shall use reasonable efforts to keep all equipment used in common with other Tenants (such as elevators, plumbing, heating, air conditioning and similar equipment) in good condition and repair. Landlord shall also repair all heat pumps, and shall repair or replace the heat pumps in the exterior or peripheral areas of the Building in the Premises. Except as provided in Paragraph 13 hereof, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion
                                      -9-
of the Building or the Project or in or to fixtures, appurtenances and equipment therein or thereon.

(B) Tenant agrees that all repairs to the Premises not required above to be made by Landlord during the term of this Lease, if approved by Landlord, shall be made by Landlord at the sole cost and expense of Tenant. Tenant will pay for any repairs to the Premises, the Building or the Project made necessary by any negligence or willful acts or omissions of Tenant or its assignees, subtenants, employees or their respective agents or other persons permitted in the Building or on the Project by Tenant, or any of them. Tenant will also maintain the Premises, and, upon termination of this Lease, will leave the Premises in a safe, clean, neat and sanitary condition.

PARAGRAPH 6 IMPROVEMENTS AND ALTERATIONS: (A) Landlord will provide a construction allowance of $159,830.00 for planning, supervision and construction of Tenant's interior Premises. Tenant shall contract separately for space planning and preliminary design services. Landlord's sole construction obligation under this Lease is as set forth in Landlord's Work Letter attached hereto as Exhibit "B" and incorporated herein by this reference. Prior to the Commencement Date, Tenant's obligations with respect to alterations and improvements to the Premises are governed by Landlord's Work Letter. Any unused portion of the Construction Allowance shall be applied in payment of Rent first coming due.

(B) Landlord shall have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, (provided that such changes do not unreasonably interfere with Tenant's access to the Premises) elevators, stairs, toilets, or other public parts of the Building or Project, and, upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building or the Project is commonly known.

(C) From and after the Commencement Date, Tenant shall not make or suffer to be made any alterations, additions or improvements (excluding decorating, and painting) to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Any consent by Landlord may be subject to such reasonable conditions as Landlord may deem necessary. Any such alterations, additions or improvements to the Premises consented to by Landlord shall, at Landlord's option, be made by Landlord for Tenant's account and Tenant shall pay Landlord for the cost thereof (including a reasonable charge for Landlord's overhead) within ten (10) days after receipt of Landlord's statement. All such alterations, additions and improvements shall (without compensation to Tenant) immediately become Landlord's property (except easily moveable furniture and trade fixtures) and, at the end of the term hereof, shall remain on the Premises unless Landlord elects by notice given to Tenant at the time of the original request for consent (which notice Landlord must give Tenant at the time Landlord consents to the alteration, addition or improvement) to have Tenant remove same, in which event Tenant shall promptly restore the Premises to their condition prior to the installation of such alterations, additions and improvements. Tenant will obtain, at Tenant's expense, all necessary permits and certificates and Tenant shall furnish Landlord copies of all such permits and certificates.

PARAGRAPH 7 LIENS: Tenant shall keep the Premises free from any mechanics notices of intention, liens or encumbrances (collectively in this paragraph hereinafter referred to as "lien" or "liens") arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to he released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein or by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses (including, without limitation, reasonable attorneys' fees) incurred by it in connection therewith, shall create automatically an obligation of Tenant to pay to Landlord an equivalent amount as Additional Rent, which Additional Rent shall be payable by Tenant upon Landlord's demand, with interest at the maximum rate per annum permitted by law, until paid. To the extent permitted by law, Tenant shall require all Tenant's contractors and materialmen to waive any and all rights they may have to file any liens.

PARAGRAPH 8 USE OF THE PREMISES: (A) Tenant shall use the Premises only as set forth in Item 12 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall comply with all laws, and shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall immediately discontinue any use of the Premises which is declared by Landlord or any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Landlord represents that no applicable law prohibits use of the Building for office purposes. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building, the Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the appropriate fire rating bureau or any other organization performing a similar function. Tenant shall upon demand reimburse Landlord for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this paragraph. Such reimbursement shall not be Landlord's exclusive remedy.

(B) With respect to Tenant's use and occupancy of the Premises, Tenant shall not store, use, or dispose of any hazardous materials, in, on, under or about the Premises or the Project other than office supplies and cleaning products. Tenant shall, at Tenant's own expense, comply with the Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq., ("ISRA") and all other applicable federal, state, and local laws, promulgated with respect to hazardous substances and the regulations promulgated thereunder (the "Hazardous Substances Laws"). Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the New Jersey Department of Environmental Protection or its replacement and any similar federal, state or local department, agency, bureau or division which is charged with the enforcement of laws regulating hazardous wastes (the "Hazardous Substances Agencies") and promptly comply with Landlord's requirements in connection therewith.). Should any Hazardous Substance Agency determine that a Cleanup Plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the Building or land in or on which the Premises is located which were caused by Tenant or its officers, employees, agents, contractors or invitees, then Tenant shall, at Tenant's own expense, prepare and execute a Cleanup Plan which shall be approved by such Hazardous Substance Agency and complete the cleanup. If the Hazardous Substance Agency determines that a Cleanup Plan be prepared at the Building or land for reasons other than those stated in the preceding sentence, then Landlord at Landlord's own expense shall prepare and execute a Cleanup Plan which shall be approved by NJDEP and Landlord shall complete the cleanup and Tenant shall cooperate with Landlord in every way reasonable. Tenant shall defend, indemnify and hold harmless Landlord from and against all claims, costs, and liabilities, including reasonable attorneys' fees, arising out of or in connection with Tenant's breach of its obligations under this Paragraph 8. Tenant's obligations under this paragraph 8 shall survive the expiration or earlier termination of this Lease.

PARAGRAPH 9 UTILITIES AND SERVICES: (A) Provided that Tenant is not in material default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth below and
                                      -11-
elsewhere herein:

         (i) Landlord shall provide automatic elevator facilities from 8:00 a.m. to 6:00 p.m., Monday through Friday (legal holidays listed in Exhibit "E" "Legal Holidays" excepted), and shall have at least one elevator available for use at all other times.

         (ii) From 8:00 a.m. to 6:00 p.m., Monday through Friday (Legal Holidays excepted), Landlord shall, subject to interruptions beyond Landlord's control and subject to subparagraph 3(E), furnish heat or air-conditioning subject to any governmental requirements or standards relating to, among other things, energy conservation. Upon reasonable, prior written request, Landlord shall make available at Tenant's expense, after-hours heat or air-conditioning, and Tenant shall be responsible for payment of all costs associated with such after hours heat or air conditioning. The charge for after-hours heat or air-conditioning shall be reasonably determined by Landlord and confirmed in writing to Tenant, as the same may change from time to time. At the date of this Lease the charge is $50.00 per hour per zone There shall be a minimum charge of one hour for every partial hour of usage. Tenant shall pay the after hours charges promptly and, in any event, within ten
                  (10) days after receipt of written confirmation.

         (iii) Landlord shall furnish to the Premises, subject to interruptions beyond Landlord's control and subject to subparagraphs 3(E) and 9(B), electric current as required by the building standard office lighting and receptacles. At no time shall Tenant's use of electric current exceed the Premises' capacity of 3.5 watts per square foot for lighting and power. Landlord represents that Landlord will furnish electric current of 3.5 watts per square foot for lighting and power and for purposes of air supply and distribution of HVAC System and that Landlord will not reduce said capacity during the term hereof. To the extent Tenant design exceeds the electrical current design capacity, then Tenant will pay all costs of providing additional required electrical service. Tenant shall pay the after hours charges promptly and, in any event, within ten (10) days after receipt of written confirmation.

         (iv) Landlord shall, subject to interruptions beyond Landlord's control and other provisions hereunder, furnish the building with water for heating, ventilating, air conditioning, drinking and lavatory purposes only.

         (v) Landlord shall provide janitorial services to the Building and Premises, in accordance with Exhibit "F" provided that the Premises are kept in good order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         (vi) Landlord shall replace, as necessary, the fluorescent tubes in the standard lighting fixtures installed by Landlord. Tenant agrees to reimburse Landlord upon demand for the cost of such fluorescent tubes and the labor and overhead for their installation.

(B) Landlord may impose a reasonable charge which Tenant hereby agrees to pay upon demand, for any utilities and services, including without limitation, heating, air-conditioning, electric current and water, provided by Landlord by reason of any use of the Premises at any time other than the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (excluding Legal Holidays), or any use beyond that which Landlord agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses. At Landlord's option, separate meters for such utilities and services may be installed for the Premises, and upon demand, Tenant shall immediately pay Landlord for the installation, maintenance and/or repair of such meters and for all charges with respect to consumption of such utilities or services so metered or provided.

(C) Tenant agrees to cooperate fully at all times with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach.

(D) Landlord shall not be liable for, and, except as otherwise provided in subsection E below, Tenant shall not be entitled to, any abatement or reduction of Rent by reason of Landlord's failure to furnish any of the foregoing services, nor shall any such failure, stoppage or interruption of any such service be construed either as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement. However, in the event of any failure, stoppage or interruption thereof, Landlord shall use reasonable diligence to have service resumed promptly, and

(E) If Landlord fails to deliver certain services as enumerated below required under this Paragraph 9, and such failure continues for ten (10) consecutive calendar days after Landlord's receipt of notice specifying the exact nature of such failure and such failure is the result of Landlord's acts or omissions and not caused by (i) Tenant or Tenant's contractors or any agent or employee thereof, or (ii) by an event of Force Majeure as defined in Paragraph 40 hereof, Tenant shall have the right to offset Basic Rent and Additional Rent (except Additional Rent resulting from services requested by Tenant) commencing on the 11th day according to the following schedule:

         Service Not Provided        Percent of Daily Basic Rent Withheld

         Electricity                                 100%

         HVAC                                        100%

         Water                                       25%

         Elevator service                            25%



(F) Notwithstanding anything herein to the contrary, Landlord reserves the right from time to time to make reasonable modifications to the above provisions for utilities and services; provided, such modifications do not diminish the level or quality of service below that level or quality which is consistent with a first class office building.

PARAGRAPH 10 RULES AND REGULATIONS: Tenant agrees to abide by all rules and regulations of the Building and Project ("Rules and Regulations") imposed by Landlord as set forth in Exhibit "D" attached hereto, and as the same may be changed from time to time upon reasonable notice to Tenant. Landlord shall not enforce these Rules and Regulations arbitrarily among tenants. Landlord shall not be liable for the failure of any tenant, its agents or employees to conform to the Rules and Regulations.

PARAGRAPH 11 TAXES ON TENANT'S PROPERTY: (A) Tenant shall be liable for and shall pay not later than ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building or the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment,

Tenant shall, within five days after demand therefore, repay to Landlord the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment, together with interest thereon at the default rate determined in accordance with paragraph 36 of this Lease.

(B) If the Tenant Improvements, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to building standard (as determined by Landlord) are assessed, then the real property taxes and assessments levied against Landlord or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph ll(A). If the records of the tax assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than building standard, such records shall be binding on both Landlord and Tenant; otherwise, the actual cost of construction shall be the basis for such determination.

PARAGRAPH 12 OMITTED

PARAGRAPH 13 FIRE OR CASUALTY: (A) In the event that the Project (regardless of whether the Premises or access thereto is affected) is so damaged or destroyed to the extent of more than one-third (1/3) of its replacement cost, or to any substantial extent by a casualty not covered by Landlord's insurance (or, in the event Landlord self-insures which Landlord reserves the absolute right to do, by a casualty not ordinarily covered by all-risk insurance) or during the last two years of this Lease, Landlord, upon giving thirty (30) days notice to Tenant, may elect to terminate this Lease.

(B) In the event the Premises are completely destroyed or so badly damaged that, in Landlord's reasonable opinion, repairs to the Premises cannot be commenced within ninety (90) days and completed within one hundred eighty (180) days from the date of damage or destruction, Landlord will so notify Tenant, in which event this Lease may be terminated by either Landlord or Tenant by giving thirty (30) days advance written notice, said notice to be given within 15 days following receipt of Landlord's notice. Also, if notice of such opinion or notice of termination has not been given, and if repairs have not been commenced by Landlord within ninety (90) days from the date of damage or destruction, this Lease may be terminated immediately thereafter upon written notice from Tenant given no later than one hundred twenty (120) days after the date of damage or destruction. In the event Tenant shall fail to terminate this Lease as provided in this subparagraph (B) then, Tenant shall thereafter have no further right to so terminate based upon the provisions of this subparagraph (B).

(C) If this Lease is not terminated as provided in Subsection 13(A) and ] 13(B), or if the damage or destruction is other than as provided in Subsection 13(A) and 13(B), then Landlord shall commence within ninety (90) days after such damage or destruction to rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the same were delivered to Tenant, excluding any improvements owned by Tenant, and the Lease shall continue in full force and effect.

(D) If this Lease is terminated as provided above, Tenant's obligation to pay Rent hereunder shall cease as of the date (i) of damage or destruction if Premises are rendered untenantable or (ii) Tenant vacates the Premises if Premises are not rendered untenantable.

(E) Landlord shall in no event: be obligated to make any repairs or replacement of any fixtures furniture, equipment or other property (real or personal) owned by Tenant. If the Lease is not terminated but the Premises are rendered untenantable. Rent shall abate during the period of such untenantability in proportion to that part of the Premises that is unfit for use in Tenant's business Tenant acknowledges (i) that Landlord shall not obtain insurance of any kind on Tenant Improvements, alterations, additions and improvements to the Premises owned by Tenant or on Tenant's furniture, fixtures, equipment and other personal property, (ii) that it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) that Landlord shall not be obligated to repair any damage thereto or replace the same. The provisions of this Paragraph 13 shall be considered an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and any law of the State of New Jersey, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

PARAGRAPH 14 EMINENT DOMAIN: In case the whole of the Premises, or such part as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the power of eminent domain, this Lease shall terminate effective as of the date possession is required to be surrendered to said authority. In the event of any taking (in whole or part) of the Project whether or not the Premises or access thereto are affected thereby which taking in Landlord's judgment will render continued operation of the Project economically infeasible, Landlord shall have the right to terminate this Lease. Except as provided herein, Tenant shall not, because of any taking, assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, and Landlord does not terminate this Lease, Landlord shall proceed to restore the Premises (to the extent permitted by the taking) to substantially their condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for Rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Provided same shall not diminish Landlord's award in any way, nothing contained in this Paragraph 14 shall prevent Tenant from seeking any award against the taking authority for the taking of personal property and fixtures owned by Tenant or for relocation expenses recoverable from the taking authority. In no event shall Landlord be required to expend more for restoration than received from the taking authority for such taking. For the purposes of this paragraph, "taking" shall also include any conveyance in lieu of condemnation.

PARAGRAPH 15 ASSIGNMENT AND SUBLETTING: (A) Tenant shall not voluntarily or involuntarily assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises without obtaining the prior written consent of Landlord and any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.

(B) No assignment, subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance. No permitted assignment or sublease shall permit any further assignment, subletting, mortgage or other encumbrance.

(C) If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, Tenant shall first notify Landlord of Tenant's desire to do so and shall submit in writing to Landlord no less than forty-five
(45) days prior to such assignment or subletting (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business
                                      -15-
to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment and a copy of the proposed sublease or assignment; and
(iv) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee.

(D) At any time within thirty (30) days after Landlord's receipt of the information specified in subparagraph (C) above, Landlord may by written notice to Tenant, elect (i) to take from Tenant a sublease of the Premises or the portion thereof proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, upon the same terms as those offered to the proposed subtenant or assignee, as the case may be; (ii) to give Tenant written consent to the proposed assignment or sublease, provided that the Rent payable monthly by the Tenant to the Landlord under the terms of this Lease shall be increased by a sum equal to fifty (50%) percent of all rental and other considerations received by Tenant from its subtenant or assignee in excess of the Rent payable by Tenant under the terms of this Lease reasonable leasing commissions paid by Tenant, free rent, payments attributable to the amortization of the cost of Tenant improvements made to the Premises at Tenant's cost for the assignee or sublessee, and other reasonable, out-of-pocket costs paid by Tenant, such as attorneys' fees directly related to Tenant's obtaining an assignee or sub-lessee; (iii) to terminate this Lease as to the portion (including all) of the Premises proposed to be subleased or assigned with a proportionate abatement in the Rent payable hereunder; or (iv) to deny consent, in writing, to Tenant's proposed sublet or assignment, which shall specify the reasons for the denial. If Landlord does not exercise any option set forth in this subparagraph (D) within said thirty (30) days period, Landlord shall be deemed to have consented to the proposed assignment or sublease.

(E) Landlord shall not unreasonably exercise its rights under subparagraph (D) (iv) above, provided all the following conditions are present:
(i) Tenant shall send notice to Landlord, in writing, including all the information specified in subparagraph (C) above; (ii) the subtenant or assignee is of high quality, character and financial stability consistent with the high standards of the Building as determined by Landlord in Landlord's reasonable business judgment; (iii) the proposed subtenant or assignee is not a party then occupying space in the Building or party who has negotiated with Landlord for space in the Building within the three (3) month period preceding the date of Tenant's notice pursuant to this subparagraph (E); (iv) Tenant shall not have publicly advertised the availability for assignment, sublease or occupancy of all or any part of the Premises at a rental rate lower than the rate at which Landlord is then offering to lease similar space in the Building.

(F) Landlord, in any case which does not involve an assignment for the benefit of creditors or an assignment growing out of, or having any connection with, operation of law or any other of the eventualities made the subject of an event of default in Paragraph 22 of this Lease, shall not withhold its consent to bona-fide assignments of this Lease as a whole to "subsidiary or affiliate corporations" as the term is hereinafter defined upon the satisfaction of the respective conditions and upon compliance with the requirements by Tenant of all notice provisions of this Paragraph 15. Subparagraph 15(D) shall not apply to such an assignment. A "subsidiary or affiliate corporation" is defined for the purposes of this Lease as a corporation or other legal entity organized and existing or qualified or otherwise permitted to do business in the State of New Jersey, and under common control and ownership of Tenant, or which owns and controls Tenant or which is owned and controlled by Tenant or by any corporation or legal entity wholly-owned and controlled directly or through other corporations or legal entities wholly-owned and controlled by Tenant. For the purposes of this Paragraph 15, "owned and controlled" shall, in the case of a corporation, mean the ownership of at least fifty (50%) percent of the capital stock entitled to vote, and shall, in the case of any other legal entity, mean ownership of at least fifty (50%) percent of the beneficial interest therein and at least a fifty (50%) percent voice in the management thereof:

(G) If Tenant is a corporation, an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership, in the aggregate in excess of twenty-five (25%) percent, shall be deemed an assignment within the meaning and provisions of this Paragraph 15. Any initial public offering of the stock of Tenant shall not be deemed to be an assignment and the trading of shares of stock of Tenant on any stock exchange shall not be deemed to be an assignment.

(H) Tenant shall not be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claims, for money damages (nor shall Tenant claim any money damages by way of setoff, counterclaim, or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this section. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction, or declaratory judgement.

PARAGRAPH 16 LANDLORD'S ACCESS TO PREMISES: Upon reasonable prior notice by telephone, except in an emergency in which case no notice is required, Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees, or tenants, to alter or repair the Premises or any portion of the Building or Project, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages or any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decoration except as otherwise expressly agreed to be performed by Landlord.

PARAGRAPH 17 SUBORDINATION, ATTORNMENT, ESTOPPEL CERTIFICATES: (A) This Lease is junior, subject, and subordinate to all ground leases, mortgages, deeds of trust, and other security instruments of any kind now covering the Project or any portion thereof. Landlord reserves the right to place liens or encumbrances on the Project or any part thereof or interest therein superior in lien and effect to this Lease. This Lease, at the option of Landlord, shall be subject and subordinate to any and all such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon request such further instruments evidencing such subordination of this Lease as may be requested by Landlord.

(B) Either party ("Answering Party") shall at any time and from time to time upon not less than ten (10) days prior notice by the other party ("Asking Party"), execute, acknowledge and deliver to Asking Party a statement in writing and in form and substance reasonably satisfactory to Asking Party certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Annual Rent, Additional Rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so specifying each such default of which Answering Party may have knowledge and such other matters as may be reasonably requested by Asking Party or any lender or purchaser of the Project. Any such statement delivered pursuant to this Paragraph 17 may be relied upon by any prospective purchaser of the fee of the Building or the Project or any mortgagee, ground lessor or other encumbrancer thereof or any assignee of any such person, and by any prospective assignee of this Lease, subtenant, party acquiring Tenant or underwriter of any stock offering by Tenant. Tenant shall also, at any time, and from time to time, upon not less than ten (10) days prior notice by Landlord execute and deliver to Landlord forms and documents as may be necessary for compliance with any applicable law, statute, ordinance, rule or regulation.

(C) Tenant agrees that in the event that any holder of any ground or underlying lease, mortgage, deed of trust, or other encumbrance encumbering any part of the Project succeeds to Landlord's interest in the Premises, Tenant shall pay to such holder all rents subsequently payable under this Lease and shall, upon request of any such person or party succeeding to Landlord's interest, automatically become the Tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest shall not be bound by (i) any payment of Basic Monthly Rental Installments for more than one month in advance except prepayments in the nature of a Security Deposit, or (ii) any amendment or modification of this Lease made without the written consent of such successor in interest. Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant shall execute, acknowledge, and deliver an instrument or instruments confirming the attornment.

PARAGRAPH 18 SALE BY LANDLORD: In the event of a sale or conveyance by Landlord of the Project or any part thereof, the same shall operate to release Landlord from any and all liability under this Lease accruing after the date of such conveyance of title. If any Security Deposit has been made by Tenant, Landlord shall transfer such Security Deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

PARAGRAPH 19 INDEMNIFICATION AND INSURANCE: (A) Tenant shall indemnify, hold Landlord harmless from and defend Landlord against any and all claims, loss, costs, damage, expense or liability, including without limitation reasonable attorneys' fees, for any injury or damages to any person or property whatsoever, when such injury or damage has been caused in part or in whole by any default, act, neglect, fault, or omission of Tenant, its agents, servants, employees or invitees. This indemnity shall not require any payment by Landlord as a condition precedent to recovery. In addition, if any person not a party to this Lease shall institute any other type of action against Tenant in which Landlord shall be made a party defendant, Tenant shall indemnify, hold Landlord harmless from and defend Landlord from all liabilities and costs by reason thereof. For the purposes of subparagraphs l9(A) and l9(B), the term "Landlord" shall also include as indemnitees, as the case may be, Landlord's servants, employees, officers, agents, and/or contract managers.

(B)      Landlord shall indemnify, hold Tenant harmless from and defend
Tenant against any and all claims, loss, cost, damage, expense or liability including, without limitation, reasonable attorneys' fees for any injury or damage to any person or property whatsoever, occurring in the Common Areas of the Building or Project when such injury or damage has been caused in part or in whole by any default, act, neglect, fault or omission of Landlord, its agents, employees or invitees. This indemnity shall not require any payment by Tenant as a condition precedent to recovery. Landlord hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Landlord's own expense (subject to reimbursement pursuant to Paragraph 3 hereof) property insurance on the Building and improvements (the amount of such coverages and of all deductibles to be in Landlord's absolute and sole discretion) or to self-insure against the losses insured against by property coverage. Landlord shall also be entitled, at its option, to carry such other insurance, as Landlord shall, in its sole discretion, deem appropriate and the costs of such insurance shall be reimbursable pursuant to paragraph 3 hereof.

(C) Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

        (i)       Worker's Compensation               --Statutory or higher
                  Employer's Liability, if such       --Not less than
                  coverage is available               $250,000

        (ii)      General Liability Insurance         --Not Less than
                  including Blanket                   $2,000,000
                  Contractual Liability,              Combined Single
                  Broad Form Property                 Limit for both
                  Damage, Personal Injury,            bodily injury and
                  Fire Damage                         property damage liability

        (iii)     Automobile liability for            --Not less than
                  owned, non-owned, or                $500,000 combined
                  hired vehicles operated on          single limit for bodily
                  the Project                         injury and property damage

Landlord, and any other person or entity reasonably designated by Landlord, shall be named as an additional insured on all policies listed under (ii) and
(iii).

         (iv) All Risk Property Coverage in an amount sufficient to cover the full cost of replacement of all improvements and betterments to the Premises owned by Tenant and all of Tenant's fixtures and other personal property.

(D) Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Such certificate, with the exception of Worker's Compensation, shall expressly provide that the interest of Landlord therein shall not be affected by any breach by Tenant of any provision of any such policy. Further, all certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alterations to or cancellation of the coverages evidenced by such certificates.

(E) Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance in such limits as Landlord may reasonably require and such other hazard insurance as the nature and condition of the Premises may require in the judgment of Landlord, to afford Landlord adequate protection for said risks.

(F) If on account of the failure of Tenant to comply with the provisions of this Paragraph 19, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

(G) Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 19. In the event Tenant believes that any such insurance coverage called for under this Lease is insufficient Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

PARAGRAPH 20 WAIVER OF SUBROGATION: Tenant and Landlord each agree that the respective insurance carried by it against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its right of subrogation against the other party. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant hereby waive all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, or which is required to be insured pursuant to paragraph 19.

PARAGRAPH 21 NO WAIVER: No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. Landlord's waiver, if any, shall only be as expressly stated in writing and signed by Landlord. No consent or waiver by Landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless expressly stated otherwise in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and additional charges payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided herein or by law.

PARAGRAPH 22 DEFAULT: (A) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

         (i) Any failure by Tenant to pay the Rent or to make any other payment required to be made by Tenant hereunder within five
                  (5) days of date due;

         (ii) The abandonment of the Premises by Tenant which for purposes of this clause means Tenant's failure to maintain the Premises as required hereunder, subject to notice and right to cure as provided in clause (iii) hereof;

         (iii) Any failure by Tenant to observe and perform any of its other obligations under this Lease, where such failure continues for fifteen (15) days (except where a different period of time is specified in this Lease) after Landlord has given Tenant written notice or such other notice as may be required by law; provided, however, if such obligation cannot be cured within said fifteen (15) day period, such longer period (but in no event more than six (6) months) as may be reasonably necessary to effect such cure and upon condition that Tenant is diligently and continuously proceeding to effect said cure;

         (iv) Tenant makes, or has made, or furnishes, or has furnished, any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished;

         (v) Except as permitted in this Lease, any substantial portion of the assets of Tenant is transferred unless such transfer is incurred in the ordinary course of Tenant's business in good faith for fair equivalent consideration;

         (vi) Tenant becomes insolvent as defined in the Federal Bankruptcy Code, admits in writing its insolvency or its present or prospective inability to pay its debts as they become due, is unable to or does not pay all or any material portion in number or dollar amount) of its debts as they become due, permits or suffers a judgment to exist against it which affects Tenant's ability to conduct its business in the ordinary course (unless enforcement thereof is stayed pending appeal), makes or proposes an assignment for the benefit of creditors or any class thereof for purposes of effecting a moratorium upon or extension or composition of its debts, proposes any such moratorium, extension or composition, or commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors;

         (vii) Tenant fails to obtain the dismissal, within ninety (90) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors, instituted against it by one or more third parties, or fails actively to oppose any such proceeding, or, in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts;

         (viii) Any receiver, trustee or custodian is appointed to take possession of all or any substantial portion of the assets of Tenant, or any committee of Tenant's creditors, or any class thereof is formed for the purpose of monitoring or investigating the financial affairs of Tenant or enforcing such creditors' rights.

(B) In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the option to immediately terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate the Lease then Landlord may recover from Tenant:

         (i) any unpaid Rent which shall have accrued at the time of such termination; plus

         (ii) the amount by which the entire amount of unpaid Rent for the balance of the Lease term which amount shall, at Landlord's option, be immediately due and payable, is greater than the fair market rental value of the Premises, but discounted at the interest rate payable on United States five (5) year Treasury Notes issued immediately prior to default; plus

         (iii) any other amount necessary to compensate Landlord for Landlord's loss or damage caused directly or indirectly by Tenant's failure to perform its obligations under this Lease including, but not limited to, reasonable attorneys' fees and costs; plus

         (iv) at Landlord's election, such other amounts in addition to, or in lieu of the foregoing, as may be permitted from time to time by applicable law.

(C) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to reenter and to take possession of the Premises and to remove all persons and property from the Premises. Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of Tenant in or upon the Premises, to assure payment of the Rent and performance of the covenants and conditions of this Lease. Landlord shall have the right, as agent of Tenant, to take possession of all personal property of Tenant found in or about the Premises including without limitation furniture and fixtures of Tenant and, to sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies due or becoming due under this Lease, or to remove all such effects and store same in a public warehouse or elsewhere at the cost of and for the account of Tenant, or any other owner or occupant, Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment.

(D) In the event of abandonment of the Premises by Tenant or in the event that Landlord shall elect to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 22, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such commercially reasonable rental or rentals and upon such other commercially reasonable terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. Tenant hereby waives all Tenant's rights under N.J.S.A. 2A: 18-60.

(E) In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting including, but not limited to, broker's commissions and reasonable attorneys' fees; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Should any such reletting result in the payment of rentals less than the Rent payable by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Tenant shall also pay Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

(F) No reentry or taking possession of the Premises by Landlord pursuant to this Paragraph 22 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting, elect to terminate this Lease for any such default.

PARAGRAPH 23 RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT: If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act and charge to Tenant the amount of all costs in connection therewith including, but not limited to, reasonable legal fees and expenses incurred by Landlord, with interest thereon as provided in Paragraph 36 from the date paid by Landlord to the date of payment thereof by Tenant. Such payment and interest shall constitute Additional Rent hereunder due and payable upon demand but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any other remedy to which Landlord would otherwise be entitled.

PARAGRAPH 24 NOTICES: All notices which Landlord or Tenant may be required or may desire to serve on the other may be delivered either personally, by courier, or by mailing the same by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in Item 13 of the Basic Lease Provisions, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other by written notice.

PARAGRAPH 25 INSOLVENCY OR BANKRUPTCY: In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

PARAGRAPH 26 SURRENDER AND HOLDOVER: (A) On the expiration or the sooner termination hereof, Tenant shall peaceably surrender the Premises broom clean, in the same, condition that the Premises were in on the Commencement Date, except for ordinary wear and tear, damage by fire or other casualty that Tenant is not required to repair, repairs required to be completed by Landlord. On or before the last day of the Lease term or the sooner termination hereof, Tenant shall at its expense remove its trade fixtures, signs and other personal property from the Premises. Any property not removed shall be deemed abandoned and may either be retained by Landlord as its property, or disposed of, without accountability and at Tenant's expense, in such manner as Landlord may determine. If the Premises are not surrendered at the end of the Lease term or the sooner termination Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay. Tenant shall promptly surrender all keys for the Premises and Building restrooms to Landlord at the place then fixed for payments of Rent. Tenant's covenants hereunder shall survive the expiration or termination of this Lease.

(B) If Tenant holds over after the expiration or sooner termination hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only at two times the greater of (i) the Rent due hereunder or (ii) the then prevailing market rate rent, as determined by Landlord in its sole and absolute discretion, plus all items of Additional Rent provided herein, and either (i) or (ii) shall be prorated on a daily basis according to the number of days contained in the month that such expiration or earlier termination takes place, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's rights of reentry or any other rights of Landlord hereunder or as otherwise provided by law.

PARAGRAPH 27 CONDITION OF PREMISES: Landlord's responsibility with respect to the condition of the Premises is set forth in Exhibit "B-1" Landlord's Work Letter. Tenant acknowledges that except as expressly set forth herein neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or with respect to the suitability of any part of the Project for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Building and the Premises were at such time in good order and repair.

PARAGRAPH 28 QUIET POSSESSION: Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease. This covenant shall be binding upon any landlord hereunder only during its respective ownership of the Premises.

PARAGRAPH 29 LIMITATION OF LANDLORD'S LIABILITY: (A) Landlord and its employees and agents shall not be liable for any damage to Tenant's property entrusted to employees of Landlord or its agents, nor for any loss or interruption of Tenant's possession, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever in the Building or the Project. Landlord and its employees and agents shall not be liable for any property loss resulting from any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire, accidents or defects in the Premises or in the Building.

(B) Tenant shall look solely to Landlord's estate and property in the Project (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or Landlord's partners or members shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises.

PARAGRAPH 30 GOVERNING LAW: This Lease shall be governed by and construed pursuant to the law of the State of New Jersey.

PARAGRAPH 31 COMMON FACILITIES: Tenant shall have the non-exclusive right in common with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs, ad similar access and serviceways and the other common facilities (except for parking spaces other than those provided for in Paragraph
39) in and adjacent to the Building or Project, as may be provided by Landlord from time to time for general use, subject to such rules and regulations as maybe adopted by the Landlord including, but not limited to, the right to close from time to time all or any portion of said common facilities to such extent as may be legally sufficient, in Landlord's sole opinion, to prevent a dedication thereof or the accrual of rights to any person or to the public therein.

PARAGRAPH 32 SUCCESSORS AND ASSIGNS: Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Project as owner or lessee thereof, and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Project, but only with respect to the period commencing with its respective transfer in and ending with a subsequent transfer out, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided in this Lease. Any lease of all or substantially all of Landlord's interest in the Project as owner or lessee thereof shall be deemed a transfer, to the tenant under such lease, within the meaning of Paragraph 32.

PARAGRAPH 33 BROKERS: (A) Tenant represents and agrees that it has not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item ll of the Basic Lease Provisions in connection with this transaction. Tenant agrees to defend, indemnify and hold Landlord harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Tenant with any other broker or brokers.

(B) Landlord represents and agrees that it has not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item ll of the Basic Lease Provisions in connection with this transaction, whose fees shall he paid by Landlord. Landlord agrees to defend, indemnify and hold Tenant harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Landlord with any other broker or brokers.

C) If, after the date hereof, either Landlord or Tenant shall employ, retain or consult with any real estate broker or brokers other than the firms specified in Item 11 of the Basic Lease Provisions in connection with any matters pertaining to this Lease, the Premises or the Project, the employing party hereby agrees to pay the broker or brokers and the employing party hereby agrees to defend, indemnify and to hold harmless the other party hereto from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of the employing party with respect to said broker or brokers not specified in Item 11.

PARAGRAPH 34 NAME: LANDLORD'S RIGHTS: (A) Tenant shall not, without the written consent of Landlord, use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord reserves the right to change the name and/or address of the Building or Project at any time and from time to time, and agrees to give reasonable notice of same to Tenant.

(B) It is understood and agreed that the architectural design, aesthetic appeal and use of the Building and the Project are and shall remain always in the sole control of Landlord. Therefore, notwithstanding anything to the contrary contained herein, Landlord does hereby reserve the right from time to time and at any time to make changes and additions, without restriction, to the Building and the Project, improvements or other areas, including without limitation, eliminating land, adding other lands, decreasing or changing the Building and the Project, which are deemed desirable by Landlord, and the making of such changes or additions shall not invalidate or affect this Lease or any rights hereunder nor constitute an eviction of Tenant or a breach of this Lease, nor give rise to any claim for damages. Notwithstanding the foregoing provisions, Landlord represents and confirms that no such changes will unreasonably and substantially interfere with Tenant's use and occupancy of the Premises or Tenant's access to the Building.

PARAGRAPH 35 EXAMINATION OF LEASE: Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

PARAGRAPH 36 ADDITIONAL CHARGES: Any amount due from Tenant to Landlord which is not paid when due, in addition to other remedies available to Landlord shall, at Landlord's option, bear interest which shall be at the lesser of (i) eighteen (18%) percent per annum or (ii) the maximum lawful rate per annum, from the date such payment is due until the date actually paid, but the payment of such interest shall not excuse or cure the default. In addition to the foregoing, unless prohibited by law, Landlord may also impose a late charge of four (4%) percent of the amount past due, and a charge for reasonable legal fees and costs.

PARAGRAPH 37 DEFINED TERMS AND ADDITIONAL HEADINGS: The words "Landlord" and "Tenant" as used herein shall, as the case may be, include the plural as well as the singular. If more than one person or entity is named as Tenant the obligations of such persons or entities are joint and several. The marginal headings and titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

PARAGRAPH 38 PRIOR AGREEMENTS; SEVERABILITY: This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not he affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

PARAGRAPH 39 PARKING: Tenant shall have the right to the use of the number of parking spaces (the "Parking Spaces") shown in Item 10 of Basic Lease Provisions. Landlord shall have, in its absolute discretion, the right to assign parking spaces. Tenant covenants and agrees to comply with all reasonable rules and regulations which Landlord may from time to time make to assure proper use of parking spaces by permitted users, including but not limited to the prohibition of overnight parking. Landlord's remedies under such rules and regulations may include, but shall not be limited to, the right to tow away at owner's expense any vehicles not parked in compliance with these rules and regulations. Landlord shall not be responsible to Tenant for the noncompliance or breach by any other tenant of said rules and regulations.

PARAGRAPH 40 FORCE MAJEURE: Except as otherwise expressly provided herein, this Lease and the obligations of Tenant to pay Rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by reason of any cause beyond Landlord's reasonable control including, but not limited to, Acts of God, strikes, labor troubles, shortage of materials, governmental preemption in connection with a national emergency or by reason of any rule, order or regulations of any governmental agency or by reason of war, hostilities or similar emergency; provided that Landlord shall in each instance exercise reasonable diligence to effect performance as soon as possible. It is agreed that Landlord shall not be required to incur any overtime or additional expenses in Landlord's reasonable diligence to effect the performance of any of Landlord's obligations hereunder.

PARAGRAPH 41 NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

PARAGRAPH 42 AUTHORITY AND SIGNATORIES: If Tenant executes this Lease in other than individual capacity, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing entity as herein represented, that Tenant was and is qualified to do business in the State of New Jersey, that the Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of the Tenant is authorized to do so. Upon Landlord's request, the Tenant's signatories hereto will furnish satisfactory evidence of Tenant's authorization, and their personal authority on behalf of Tenant, to execute this Lease.

PARAGRAPH 43 CAMPUS ASSOCIATION: (A) This lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all present and future recorded covenants and restrictions (and any amendments, renewals, replacements, or modifications thereof) referring to any owners' or campus association for the Complex or any part thereof in which the Building is located. Landlord shall advise Tenant of such recordings. Tenant covenants and agrees that it will not perform (or fail to perform) any act which may constitute a default under such covenants and restrictions.

(B) Tenant further covenants and agrees to cooperate with programs of any such aforesaid association including but not limited to: car and van pooling; flex-time work scheduling; jitney buses to nearby train stations, airports, etc.; relocation of, or new, bus routes and bus stops through and at the Complex to Newark, Morristown, etc.; development of a park-and-ride facility, possibly to ultimately become a transportation center; and other programs and projects.

PARAGRAPH 44 TENANT'S OPTION TO RENEW: Upon condition that Tenant is not in default in the payment of any Basic Annual Rent, Additional Rent or other charge payable by Tenant under this lease and is not in default in the performance of any covenant or obligation to be performed by Tenant under this lease; and upon Tenant's giving Landlord twelve (12) months notice in writing in the manner prescribed in Paragraph 24 hereof ("Notices") prior to the expiration of the term hereof in accordance with Paragraph 1, Tenant shall have the option to renew accordance with Item 4 of the Basic Lease Provisions and extend this lease for the demised premises, including all additional space which Tenant shall have acquired during each term of the

Lease, for one further term of five (5) years, pursuant and subject to all the terms, covenants, provisions and conditions of this lease, including, without limitation, the payment of all items of Additional Rent as provided for hereunder, except that Basic Annual Rent shall be adjusted to the then fair market rent.

PARAGRAPH 45 FAIR MARKET RENTAL VALUE - APPRAISAL: (A) For purposes of Paragraph 44, "fair market rental value:" shall mean that rental value for the Premises under the existing zoning on an "as is" basis which a landlord and tenant would agree to in an arms-length transaction. If Tenant disagrees with the fair market rental value determined by Landlord, then Tenant shall within thirty (30) days of Landlord's notice so advise Landlord in writing, and thereafter, Landlord and Tenant shall use their best efforts to reach agreement on the fair market rental value during the thirty (30) days following Tenant's giving Landlord notice to renew and extend this Lease.

(B) If Landlord and Tenant cannot reach agreement, the fair market rental value of the Premises shall be determined by an appraisal made by three reputable New Jersey real estate appraisers who shall be appointed in the manner hereinafter provided and each of whom shall be a member of the American Institute of Real Estate Appraisers or a successor body hereinafter constituted exercising a similar function, shall have experience in appraising property similar to the Premises, and shall have no substantial direct or indirect financial or other business interests in Landlord, or its affiliates, or Tenant or its affiliates. The appraisal of the Premises will be conducted by three reputable real estate appraisers, one appointed by Landlord, one appointed by Tenant and the third appointed by the first two appraisers. The costs and expenses of each appraiser appointed separately by Tenant and Landlord will be borne by the party who appointed the appraiser. The costs and expenses of the third appraiser will be shared equally by Landlord and Tenant. Any appraisal process required pursuant to this lease may be commenced by Landlord or Tenant (the "Initiating Party") by notice to the other (the "Other Party") in which the Initiating Party appoints its appraiser. Said notice shall be given no earlier than thirty (30) days after Tenant sends Landlord notice of exercise of the renewal option. The Other Party shall appoint its appraiser by notice given to the Initiating Party within twenty (20) days after the Initiating Party's Notice. The appraisers appointed by the Initiating Party and the Other Party shall select a third appraiser within twenty (20) days of the appointment of the appraiser appointed by the Other Party. If the first two appraisers are unable to agree on a third appraiser, such third appraiser shall be appointed by the President of the Society of Real Estate Appraisers, North Jersey Chapter, Chatham, New Jersey. If such individual refuses to act, such third appraiser shall be appointed pursuant to the rules of the American Arbitration Association, as the same are applicable in the State of New Jersey.

(C) The appraisers shall appraise the Premises, and notify Tenant and Landlord by written notice of the fair market rental value which notices shall be accompanied by copies of their appraisal reports. If the determinations of the fair market rental value of any two or all three of the appraisers shall be identical in amount, said amount shall be deemed to be the fair market rental value, but if such determinations of all three appraisers shall be different in amount, the appraised value which is the closest in amount to the middle appraised value, whether it be the highest or the lowest appraised value, shall be averaged with the middle appraised value and the resulting averaged appraised value shall be the fair market value of the Premises. The appraised value which is the furthest from the middle appraised value will not be utilized or considered.

(D) The fair market rental value, determined in accordance with the provisions of this Paragraph, shall be binding and conclusive on Tenant and Landlord. Notwithstanding the foregoing, if the Other Party shall fail to appoint the appraiser to be appointed by such Other Party within twenty (20) days after the Initiating Party's notice requiring the Other Party to do so, the appraisal shall be conducted only by the appraiser appointed by the Initiating Party, and the fair market rental value as determined by the appraiser appointed by the Initiating Party shall be binding and conclusive upon Landlord and Tenant. Anything herein to the contrary notwithstanding,

Landlord and Tenant shall have similar rights to appeal said determination which may then exist under New Jersey Law with respect to binding arbitration.

                                   EXHIBIT A-1

                            Floor Plan(s) of Premises

                                   EXHIBIT A-2

    Tax Lot    in Block     as shown on the Parsippany-Troy Hills Tax Map.
           ----        -----

                                    EXHIBIT-B
                              TENANT'S WORK LETTER

         Landlord and Tenant acknowledge and agree that Tenant shall do all work to the Premises which is required to prepare the Premises for Tenant's occupancy which work shall be done in accordance with Landlord's Construction Rules and Regulations attached as Exhibit B-1. Therefore, it is the intent of this Exhibit that Tenant shall be permitted access to the Premises prior to the Commencement Date during days and hours stipulated in Article 9 and, subject to Landlord's prior approval, at such other times as Tenant may require for the purposes set forth in this Work Letter, subject, however, to all applicable terms and provisions of the Lease to the extent not inconsistent with Tenant's performance of the work, and that Tenant shall have reasonable freedom in the interior design and layout of the premises, consistent with applicable building codes and sound architectural and construction practices in first class office buildings. Tenant and Tenant's employees, agents and contractors shall not cause any interference with the operation of the Building's mechanical, heating, cooling or electrical systems or other Building operations or functions, and shall not cause any increase in maintenance or utility charges for the Building. Any additional costs of design, construction, operation or maintenance of the Building or Premises which results from Tenant's construction, design or specifications shall be charged to Tenant.

A. IMPROVEMENTS

         All improvements required by Tenant in the Premises shall be completed at Tenant's sole cost and expense (subject to the reimbursement provisions set forth in Paragraph C3 of this Work Letter) in accordance with Tenant's Plan (as defined in Paragraph B of this Work Letter). As set forth above, Tenant may commence such work prior to Commencement Date, but Tenant's occupancy of Premises for such purposes will be subject to all applicable terms of the Lease to the extent not inconsistent with Tenant's performance of the work.

B. PLANS AND SPECIFICATIONS

         Not later than September 15, 1996 Tenant shall submit to Landlord for Landlord's written approval a complete set of working drawings and specifications prepared by Spector Associates - Architects which shall show all the work to the Premises. Landlord agrees not to unreasonably withhold its approval of such drawings and specifications and Landlord agrees to notify Tenant of Landlord's approval or disapproval within seven (7) business days after Landlord's receipt of the same. If Landlord fails to notify Tenant of Landlord's disapproval within seven (7) business days then Landlord shall be deemed to have approved the plans. Such plans as approved by Landlord are hereinafter referred to as "TENANT'S PLAN". If Tenant's Plan requires any variance or any modifications of any existing Building system, Tenant agrees to pay for obtaining, at Tenant's expense, all required approvals.

         Tenant shall pay all costs incurred in connection with the preparation of Tenant's Plan and any revisions thereto (subject to the reimbursement provisions set forth in Paragraph C 3 of this Work Letter) and all costs resulting from Tenant's Plan, including but not limited to architectural and engineering charges, and any special permits or fees attributed thereto.

C. CONSTRUCTION

         1. By Tenant: All work in the Premises, shall be done by Tenant in compliance with the following:

         (a) No such work shall proceed without Landlord's prior written approval which approval shall not be unreasonably withheld or delayed, of (i) Tenant's contractor; (ii) detailed plans and specifications for the work; and
(iii) a certificate of worker's compensation insurance in an amount and with a company and on a form acceptable to Landlord and a certificate of insurance in form and from an insurer acceptable to Landlord, showing Tenant or Tenant's contractor to have in effect public liability, comprehensive general liability and property damage insurance with limits of not less than $1,000,000/$5,000,000 and $2,000,000 respectively. All such certificates except worker's compensation shall be endorsed to show Landlord, Landlord's Contract Manager (Herb Maierle) and Landlord's Property Manager as an additional insured and such insurance shall be maintained by Tenant or Tenant's contractor at all times during the performance of Tenant's work.

         (b) All such work shall be done in conformity with applicable codes and regulations of governmental authorities having jurisdiction over the Building and Premises and with valid building permits. Such permits and other authorizations from appropriate governmental agencies, when required, shall be obtained by Tenant's representative at Tenant's sole expense. Any work not acceptable to the appropriate governmental agencies or Landlord, shall be promptly replaced at Tenant's sole expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility therefor. Tenant agrees to save and hold Landlord harmless as provided in the Lease for said work.

         (c) Tenant and Tenant's contractors shall abide by all safety and construction laws, ordinances, rules and regulations. All work and deliveries shall be scheduled through Landlord's Contract Manager and Landlord's Property Manager by notice telecopied to (201) 285-9642 Entry by Tenant's contractors shall be deemed to be complete under all the terms, covenants, provisions and conditions of the Lease to the extent not inconsistent with Tenant's performance of the work. All Tenant's materials, work, installations and decorations of any nature brought upon or installed in the Premises before the Commencement Date shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof. Tenant shall not employ any contractor who in Landlord's opinion may prejudice Landlord's negotiations or relationships with Landlord's contractors or subcontractors or the negotiations or relationship of those contractors or subcontractors with their employees, or as may disturb harmonious labor relations.

         (d) Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or Tenant's contractors, or by reason of delays caused by such work, or by reason of cleanup which fails to comply with Landlord's Rules and Regulations, or by reason of use of elevators outside normal working hours.

         (e) Tenant's contractors shall not post any signs on any part of the Building or the Premises.

         (f) Tenant shall, upon Landlord's request, provide Landlord with copies of bills and invoices for the cost of Tenant's Work hereunder and Tenant shall certify as to the correctness of such bills and invoices.

         (g) Tenant shall reimburse Landlord for the cost of Landlord's Contract Manager in the amount of $7,265.00.

         2. Changes: If Tenant requests any changes after Landlord's approval of Tenant's Plan, Tenant shall be responsible for all costs (subject to the reimbursement provisions set forth in Paragraph C3 of this Work Letter) including but not limited to architectural, engineering and related design expenses resulting from such changes. No such changes shall be made without prior written approval of Landlord. Tenant shall notify Landlord's Contract Manager and Landlord's Property Manager of any proposed changes. Landlord agrees not to unreasonably withhold its approval of any proposed changes, and Landlord agrees to notify Tenant of Landlord's approval or disapproval within three (3) business days after Landlord's receipt of a detailed description of any proposed changes, together with such revised plans and specifications and such other documents as Landlord may reasonably request in connection with said proposed changes. If Landlord fails to notify Tenant of Landlord's disapproval within three (3) business days after Landlord's receipt of the description, the revised plans and specifications and the other documents, then Landlord shall be deemed to have approved the proposed change in question. Landlord shall not be responsible for delay in occupancy by Tenant because of changes.

         3. Tenant Allowance: Landlord shall provide Tenant a Work Allowance in the amount of $159,830.00 to be paid in accordance with the provisions of this Paragraph C3 with the balance, if any, at the election of Tenant being taken as a credit against rent due under the Lease or being paid in cash. Landlord agrees to disburse the Work Allowance to Tenant in two (2) installments. The first installment shall be paid on October 31, 1996 and shall not exceed the aggregate of all approved requisitions submitted to Landlord on or before October 15, 1996. The second installment shall be paid within fifteen (15) business days after receipt of Tenant's requisition, a final certificate of occupancy and a certificate from Tenant's architect certifying to Landlord that all work has been completed in accordance with Tenant's Plan. Attached to each requisition shall be (i) a certificate from Tenant's architect certifying that the work described on Tenant's requisition has been completed in accordance with Tenant's Plan, (ii) copies of all bills submitted by the contractors, subcontractors, suppliers and materialmen for the work described on the requisition, and (iii) lien waivers from all contractors, suppliers and materialmen who performed work, furnished services or provided materials and supplies in connection with the immediately preceding requisition. Landlord shall have the right to refuse to pay all or any portion of a requisition if Landlord determines that the work described thereon has not been completed, has not been completed in a good and workmanlike manner or has not been completed in accordance with Tenant's Plan. Landlord shall deduct from each of the payments an amount equal to the cost of Landlord's Contract Manager incurred on or before said payment, subject, however, to the limitation set forth in Paragraph C 1(g).

         Landlord's Contract Manager shall make periodic inspections of the Premises during construction and at completion. If, during any inspection of the work, Landlord's Contract Manager discovers any problems with the work or has any objections to the work, Landlord shall advise Tenant of any such problems or objections within a reasonable period of time after such inspection. After Landlord's inspection and upon completion of all Tenant's Work and issuance of a permanent Certificate of Occupancy and upon Tenant's presenting satisfactory evidence to Landlord of actual payments of cost of Tenant's work, Landlord will pay the second (and final) installment of the Work Allowance.

D.       DELAYS

         If Tenant shall cause any delay in the construction of the Premises, whether by reason of any failure by Tenant to comply with the applicable time schedule or by Tenant's requirement of specific materials or installations, or by delays in performance of completion by a party employed by Tenant, or by reason of building code problems arising from Tenant's design, or by reason of changes in the work ordered by Tenant, then notwithstanding the provisions of the Lease or any other provision of this Exhibit, any such delay in completing the Premises shall not in any manner affect the Commencement Date or Tenant's liability for the payment of Rent as set forth in the Lease.

         E.       INCORPORATION IN LEASE

         This Work Letter is, and shall be incorporated by reference in the Lease and all of the terms and provisions of said Lease are and shall be incorporated herein by this reference.

         F.       ELECTRICAL CONSUMPTION CALCULATION

         During the construction of the work, Tenant shall pay to Landlord the cost of all electricity consumed by Tenant in the Premises. Said cost shall be determined in accordance with the provisions of Paragraph 3(E) of the Lease and shall be paid to Landlord from time to time within ten (10) business days after Tenant's receipt of a statement.

         G.       MISCELLANEOUS

         Wherever in this Work Letter Tenant is obligated to comply with the terms and conditions of the Lease, such obligation shall be deemed to mean that Tenant shall comply with the terms and conditions of the Lease to the extent not inconsistent with Tenant's performance of the work.

                                  EXHIBIT B-1
                                  -----------

                  [THE PRUDENTIAL BUSINESS CAMPUS LETTERHEAD]


TO:      All Contractors, Sub-Contractors & Tenants

FROM:    Herb Maierle
         Director of Construction

DATE:    1996

SUBJECT: BUILDING RULES & REGULATIONS FOR TENANT BUILD-OUTS

In order to make tenant improvements, alterations or other work in buildings at The Prudential Business Campus run smoothly, it's important that the following guidelines be adhered to:

1. Prior to commencement of work, the contractor is to submit a certificate of liability insurance of not less than $5,000,000. PruBeta-3 & Premisys Real Estate Services, Inc. shall be named as additional insured. Said certificates shall provide that insurance will not be canceled or reduced without thirty days written notice to the owner. In addition, contractor shall submit to the owner a copy of the building permit before starting work.

2. The corridors, walls & floors, lobby and elevator shall be protected during construction. No material shall be delivered through the lobby or main entrance.

3. All required demolition and new construction is to be accomplished without interference to the tenants within the adjoining space and building.

4. The building utilities can not be shut-down during normal business hours and any and all such shut-downs must be prearranged with the building management. The cost associated with shut-downs after normal working hours shall be borne solely by the tenant contractor, i.e. salaries for maintenance staff.

5. It is the responsibility of the tenant or contractor to obtain all approvals required by the Municipal Authorities, including building permits and certificate of occupancy.

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1996
All Contractors, Sub-Contractors & Tenants
Building Rules & Regulations
for Tenant Build-outs
Page 2


6. The contractor shall provide and install fire extinguishers as required by the fire department.

7. Contractor shall maintain fire extinguishers in all work areas at all times during construction.

8. Contractor shall be responsible for cleaning toilet facilities being used during construction.

9. Contractor shall use only the freight elevator for all work. The building passenger elevator shall not be used by contractors. Contractors shall protect the freight elevator with plywood at all times.

10. During construction operations involving removal of substantial debris, contractor and/or its subcontractors shall supply their own containers and be placed where designated by building management.

11. Contractor shall remove all debris from the work area on a daily basis. Contractor shall prevent the storage of debris or any other materials that would constitute a fire hazard.

12. Contractor shall maintain the service of the wet sprinklers at all times. Contractor shall notify the building manager, at least 24 hours in advance, when the system is to be activated or deactivated in connection with the performance of work thereon.

13. Building management is to be present at all plumbing,, electrical, fire and building inspections. It is the responsibility of the general contractor to advise management when inspections are scheduled, and to provide adequate notice to building management.

14. Any systems which tie into the base building shall be coordinated through building management. Fire detection system to be connected to the fire panel by building management contractor, Stillwell-Hansen, at tenant or tenant contractor's expense.

15. Smoke detector service shall be maintained in any area already under protection, including but not limited to demised premises, elevator lobby, stairs, etc.

16. Contractor shall maintain a smoke detector on the return air side of any active air handlers.

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1996
All Contractors, Sub-Contractors & Tenants
Building Rules & Regulations
for Tenant Build-outs
Page 3


17. Contractor shall supply and install construction grade filters with 35% efficiency on the HVAC system return ducts. Filters to be changed monthly.

18. Any work which may cause an inconvenience or annoyance to tenants is to be performed before or after normal working hours (7:00 a.m. through 6:00 p.m. Monday to Friday).

19. At the commencement of the project, owner shall designate employee parking areas for the employees of contractor and its subcontractors.

20. Contractor shall be responsible for patching steel fireproofing, as required.

21. Cutting, chasing, drilling or demolition of walls, slab, etc., requiring the use of jackhammers or other heavy power tools shall be performed during the off hours.

22. All unused electrical and communication cabling within the plenum area to be disconnected and removed to point of origin.

23. Contractor shall provide re-keying of all doors to match Premisys' existing master keying. Contact building management for information.

24. At the commencement of the project, owner shall designate, if required, an appropriate location for the placement of any trailers of contractor and its subcontractors and owner retains the right to demand the prompt removal of any such trailers within five (5) days after the Certificate of Occupancy for the project has been obtained.

25. Tenant contractor's assume complete responsibility for the security of contractor's and subcontractor's materials, supplies and equipment.

26. At the completion of the project, the tenant shall submit to the owner a complete set of as-built drawings and all product warranties including cut sheets, maintenance and operations manuals.

27.      All work shall be accomplished using harmonious labor.

28. Post construction clean-up (including but not limited to vacuuming and inside window cleaning) shall be contractors responsibility. All material stored in the building by the contractor or sub-contractors is to be removed upon or prior to job completion.

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1996
All Contractors, Sub-Contractors & Tenants
Building Rules & Regulations
for Tenant Build-outs
Page 4

29. Lunch and break areas will be designated by general contractor's supervisor. These areas are to be located within the construction space. All food and food wrappers are to be bagged and discarded in cans with tight lids. All construction areas are to be policed nightly by contractor and all refuse is to be placed in contractors dumpster. Loose food is to be placed in plastic garbage bags, secured then put in contractors' dumpster.

30. Building management is to be notified regarding use of the freight elevator for extended periods or work performed other than normal hours.

31. The sidewalks and public portions of the building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls should not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises.

32. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant contractor.

33. In order that the building can and will maintain a uniform appearance from the outside, each tenant in building perimeter areas shall (a) use only building standard lighting, as defined in work letter, in areas where lighting, is visible from outside of the building and (b) use only inch horizontal blinds (or other building standard) in window areas which are visible from the outside of the building.

34. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant contractor on any part of the outside of the demised premises, on any entrance door or doors to the demised premises or on the outside of the building.

35. It is understood and agreed that tenant contractor shall not place a load on any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by code.

36. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

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1996
All Contractors, Sub-Contractors & Tenants
Building Rules & Regulations
for Tenant Build-outs
Page 5

37. All construction shall be performed and completed in compliance with all applicable codes and regulations, including Uniform New Jersey Building Code, Federal Occupational Safety and Health Act (OSHA) and American Disability Act (ADA).

38. Contractor shall replace all defective thermostats and repair all new and existing VAV boxes found to be inoperative.

39. All doors to be 8'8" nominal height, suite entry doors to match building standard.

40.      All door frames to be welded at the corners. (No knock-down)

41. All door frames shall be properly secured by diagonal bracing at each top corner and fastened to the deck above. In addition, the bottom shall be mechanically fastened to the floor slab.

42. Tenant shall clean and repair all window blinds located in the tenant space.

43. Tenant shall clean and relamp all light fixtures in tenant area, as required.

44.      Check all AC ducts for air leaks and reseal where necessary.

45. The contractor shall insulate all new ducts & flex, as part of the contract.

46. The contractor shall check all existing ducts for proper support. If additional hangers are required, contractor shall supply same at no additional cost to the owner.

47. The balancing of the HVAC system to required air flow (minimum & maximum) shall be performed by the contractor's independent balancing/testing agency.

48.      Provide return air grills in all offices and open areas.

49. Contractor or tenant shall submit architectural, mechanical and electrical drawings for owners' review and approval prior to commencement of work.

50. Tenant shall submit a building permit to the owner issued by the Town of Parsippany prior to commencement of work.

                                   EXHIBIT C
                         COMMENCEMENT DATE MEMORANDUM

THIS AGREEMENT made as of the   day of      , 1996 between PRUBETA-3, a general
partnership organized under the laws of New Jersey, with an office at c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center, 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102 ("Landlord") and INNOVEX INC with an office at 9 Campus Drive, Parsippany, New Jersey ("Tenant").

                                  WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a Lease dated ______, 1996 ("Lease") setting forth the terms of occupancy by Tenant for a portion of the ______ floor of 9 Campus Drive located at The Prudential Business Campus at Parsippany-Troy Hills, New Jersey; and
         WHEREAS, the Lease is for an initial term of ___ years with the "Target Commencement Date" of the term being defined in Basic Lease Provisions; and
         WHEREAS, it has been determined in accordance with these provisions that __________, 1996 is the Commencement Date of the initial term of the Lease.
         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter set forth, it is agreed:
         1. The Commencement Date of the initial term of the Lease is ________, 1996 and the Expiration Date thereof is ___________, 19 .
         2. This agreement is executed by the parties for purposes of providing a record of the commencement and termination dates of the initial term of the Lease.
         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.
                              PRUBETA-3

Attest:                       BY:   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                                    a New Jersey corporation, as General Partner

                                    By:
-------------------------              -----------------------------------------------
Assistant Secretary                    Name:
                                            ------------------------------------------
                                       Title:
                                             -----------------------------------------

                               BY:  EQUITY PARSIPPANY VENTURE,
                                    a Colorado general partnership, as General Partner
                                    By:   U S WEST Real Estate, Inc., a Colorado
                                          corporation, as Managing Partner
                                       By:  BetaWest, Inc., a Colorado corporation
                                            formerly known as BW Acquisition, Inc.
                                            as authorized agent

Approved as to legal form
by Counsel to Landlord:                     By:
                                               ---------------------------------------
-------------------------                      Name:
                                                    ----------------------------------
                                               Title:
                                                     ---------------------------------


By:
   ----------------------
Date:
     --------------------

ATTEST:(or Witness:)                INNOVEX INC
                                    By:
-------------------------              ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                   EXHIBIT D

                             RULES AND REGULATIONS

1. The sidewalks, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises ("demised premises" in this Exhibit D shall mean the "Premises" as set forth in the Lease).

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of Landlord, unless installed by Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the demised premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, samples of which are on display in Landlord's rental office. Signs on doors shall, at the tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and door that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed outside of the demised premises.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

7. No tenant shall in any way deface any part of the demised premises or the Building. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Premises.

9. No cooking shall be done or permitted by Tenant in the Premises except in conformity to law and then only in the cafeteria kitchen. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

lO.      No space in the Building shall be used for manufacturing or distribution or for the storage of merchandise, or for the sale at auction or otherwise of merchandise, goods or property of any kind.

11. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, in any other way.

12. No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of tenant's business offices.

13. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the Landlord and unless and until a duplicate key is delivered to Landlord. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost thereof.

14. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

15. No tenant shall occupy or permit any portion of the premises demised to it to be occupied as, by or for a public stenographer or typist, barber shop, bootblacking, beauty shop or manicuring, beauty parlor, telephone or telegraph agency, employment agency open to the public, public restaurant or bar, commercial document reproduction or offset printing service, public vending machines, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, school or classroom, governmental or quasi-governmental bureau, department or agency, including an autonomous governmental corporation, a firm the principal business of which is real estate brokerage, or a company engaged in the business of renting office or desk space; or for a public finance (personal loan) business, or for manufacturing. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said Premises. Nothing herein shall be interpreted to prevent Tenant from making up at the Premises payroll and payroll checks for employees at other location.

16. Landlord shall have the right to prohibit any advertising by any tenant mentioning the Building which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant shall refrain from and discontinue such advertising.

17. In order that the Building can and will maintain a uniform appearance from the outside, each Tenant in building perimeter areas shall (a) use only building standard lighting, as defined in Work Letter, in areas where lighting is visible from outside of the Building and (b) use only inch (") horizontal blinds in window areas which are visible from the outside of the Building.

18. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and

8:00 a.m. and at all hours on non-business days all persons who do not present a pass to the Building signed by a tenant. Each tenant shall be responsible for all persons for whom such pass is issued and shall be liable to Landlord for all acts of such persons.

19. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

20. At Landlord's option, tenants shall purchase from Landlord or its designee all lighting tubes, lamps, bulbs and ballasts used in the demised premises and tenants shall pay Landlord's actual costs including reasonable overhead and profit for providing and installing same, on demand.

21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

22. There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

23. Tenants, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close venetian or vertical blinds or drapes when sun's rays fall directly on windows of demised Premises.

24. Replacement of ceiling tiles after they are removed for Tenant by telephone company installers, in both the demised premises and the public corridors, will be charged to Tenant on a per tile basis. Landlord's charge will be actual costs plus reasonable overhead and profit.

25. All panelling, grounds or other wood products which are incorporated in construction of fire rated assembly shall be of fire retardant materials. Before installation of any such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord, or its agents, in a manner satisfactory to the Landlord.

26. Tenant shall not in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

27. It is understood and agreed that Tenant shall not place a load on any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, vaults, and other equipment which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by the Tenant, at Tenant's expense, in settings sufficient in the Landlord's judgment to absorb and prevent vibrations, noise and annoyance.

28. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Spaces solely for the purpose of parking passenger model cars, small vans and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time, with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents or employees, for occasional overnight parking of vehicles. Tenant will ensure that any vehicle parked in any of the Parking Spaces will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Spaces are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an event of default under the Lease.

29. Tenant's right to use the Parking Areas will be in common with other tenants of the Project and with other parties permitted by Landlord to use the Parking Areas. Landlord reserves the right to assign and reassign, from time to time, particular Parking Spaces for use by persons selected by Landlord, provided that Tenant's rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant's designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction, or allowance. Tenant will not park in any numbered space or any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

30. If the Parking Areas are damaged or destroyed, or if the use of the Parking Areas is limited or prohibited by any governmental authority, or the use or operation of the Parking Areas is limited or prevented by strikes or other labor difficulties or other causes beyond Landlord's control, Tenant's inability to use the Parking Spaces will not subject Landlord or any operator of the Parking Areas to any liability to Tenant and will not relieve Tenant of any of its obligations under the Lease and the Lease will remain in full force and effect. Tenant will pay to Landlord upon demand, and Tenant indemnifies Landlord against, any and all loss or damage to the Parking Areas, or any equipment, fixtures, or signs used in connection with the Parking Areas and any adjoining buildings or structures caused by Tenant or any of its employees, agents, invitees, or visitors.

31. Tenant has no right to assign or sublicense any of its rights in the Parking Spaces, except as part of a permitted assignment or sublease of the Lease; however, Tenant may allocate the Parking Spaces among its employees.

Whenever and to the extent that the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Paragraphs of the Lease, the provisions of the Paragraphs shall govern.

                                   EXHIBIT "E"

                           PRUDENTIAL BUSINESS CAMPUS
                                HOLIDAY SCHEDULE

                                 NEW YEAR'S DAY

                                  MEMORIAL DAY

                                INDEPENDENCE DAY

                                    LABOR DAY

                                THANKSGIVING DAY

                                  CHRISTMAS DAY

                                   EXHIBIT "F"

                       JANITORIAL SERVICES - TENANT AREAS

                           OFFICES - NIGHTLY CLEANING

1. Empty and clean ash trays and screen all sand urns (sand furnished by Contractor). Wipe ash trays with cloth or sponge dampened with detergent to remove soil.

2. Empty wastebaskets and other trash receptacles (liners to be furnished by Contractor). Remove rubbish to compactor area and compact. Plastic bags used for rubbish removal to be furnished by Contractor and shall be adequate to hold contents without breaking.

3.       Clean, polish and sanitize drinking fountains.

4.       Dust, (using treated dust mop) or vacuum uncarpeted areas.

5. Remove fingermarks and smudges from doors, door frames, walls, light switches and glass.

                           EVERY OTHER NIGHT - OFFICES

6. Dust with treated cloths, all office furniture, desk accessories (including telephone shelving, window frames, sills up to 84" in height) and other surfaces.

7. Vacuum all carpeted areas including edges and corners using beater bar or brush vacuum cleaner.

                                WEEKLY - OFFICES

8.       Spot clean walls, partitions, fixtures, and doors.

                                MONTHLY - OFFICES

9.       Wipe trash receptacles to remove evident soil.

10. High dust with treated cloths and vacuum all vents, louvers and moldings and all other areas above hand high reach.

11.      Dust picture frames and wash picture glass.

                               QUARTERLY - OFFICES

12.      Dust all blinds.

                         NIGHTLY CLEANING - PUBLIC AREAS

13. Vacuum, clean and polish all elevator interiors, doors, tracks, saddles and call buttons.

14.      Clean and polish all entrance glass, frames and saddles.

15.      Vacuum carpeted corridors.

16.      Clean Lobby Floor.    -A Nightly - sweep and damp mop.
                               -B Nightly spray buff with high speed buffing
                                  machine.
                               -C Re-coat with non-slip wax as needed.

17.      Maintain all janitorial closets in a clean and orderly condition.

18.      Sweep stairways and landings, wiping clean all railings.

19.      Clean, polish and sanitize drinking fountain.

20. Clean and screen all sand urns - refill sand as needed (sand supplied by Contractor).

21.      Sweep or dust mop all non-carpeted floors with treated cloth or mop.

22.      Remove fingermark and smudges from doors and wall surfaces.

23.      Wash concrete flooring and disinfect compactor area.

WEEKLY CLEANING - PUBLIC AREAS

24.      Wet mop stairways and landings.

25.      Spot check all carpeted areas.

26.      Spray buff V.C.T. and recoat with non-slip wax as needed.

27.      Shampoo elevator carpet as required - public areas.

LAVATORIES - NIGHTLY CLEANING

28.      Sweep, wash and disinfect all floors.

29.      Clean and polish mirrors, shelves, fixtures and brightwork.

30.      Wash and disinfect basins, bowls, urinals and walls around urinals.

31. Empty and clean waste receptacles and sanitary napkin disposal; fill dispensers with tissues, towels, sanitary napkins and soap.

LAVATORIES - WEEKLY

32.      Spot clean all non-tiled wall surfaces.

33.      Tile walls and dividing partitions to be washed and disinfected.

34.      High dust all doors, frames, ceilings and vents with treated cloth.

LAVATORIES - MONTHLY

35.      Vacuum all vents and louvers.

36.      Machine scrub floors.

SUPPLIES

37. All supplies furnished will be of a high quality conforming with building standards.

                                      -43-